MERIT SECURITIES CORPORATION


Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Jun-96
Reporting Month:  May

                                                                             Interest   Interest    Principal
                Original         Original Integral     Record    Accrual     Payment    Payment     Ending         Remaining
Class           Balance          Pct Pool Denomination Date      Factor      Factor     Factor      Balance        Principal
Merit 3 Class A  $144,348,444.00 85.00%   $1,000.00    31-May-96  2.95059294  3.1727775 32.21756647 $80,732,795.52 0.55929107
Merit 3 Class B   $13,585,736.00  8.00%   $1,000.00    31-May-96 12.50000000 12.5000000  0.00000000 $13,585,736.00 1.00000000

                 $157,934,180.00                                                                    $94,318,531.52

 MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT Series 3

  Payment Date:         28-Jun-96
  Reporting Month       May

  Reserve Funds and Subordination



                              Initial Coverage    Beginning Coverage    Adjustments Losses     Insured Balance     Ending Coverage
Type                          %       $              %       $              $         $           $              %           $
Pool Over Collateralization 7.00% $11,887,519.82  10.72% $11,887,519.82   $0.00    $255,748.79 $106,206,051.34 11.19% $11,887,519.82


Insurance Policies

                                 Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending       Coverage
Type              Purpose         %        $            %       $              $        $        $              %    $
Insurance Policy  Pool Insurance 25.00% $2,619,994.00 32.36% $2,619,944.00   $0.00     $0.00  $7,842,150.14   33.41% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                         $7,375.59    (1)

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                24          $3,620,356             3.41%
60+ Days                14          $3,754,953             3.54%
90+ Days                29          $6,058,453             5.70%
Foreclosure             15          $2,737,794             2.58%
REO                     11          $1,688,258             1.57%

Totals                  93         $17,839,814            16.80%


Advances on Delinquencies                                      $135,181.64
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustment of $29,834.63 for miscalculation of May 28th 1996 interest payment on Class A

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3

Payment Date:     28-Jun-96
Report Date:      May

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $647,879.19            Interest Payments         $625,569.83
Principal                                     $4,650,555.59            Principal Payments      $4,650,555.59
Deposits From Reserve Fund                            $0.00            Surplus                    $ 7,375.59
Other Deposits                                        $0.00            FSA Fee                    $14,933.77
                                                                       Discount Principal Reserve      $0.00


Total Deposit                                 $5,298,434.78            Total Withdrawals       $5,298,434.78



                                                                       Ending Balance                  $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3

Payment Date:     28-Jun-96
Reporting Month:  May

                Class
                Interest   Beginning      Interest    Interest    Principal        Total      Applied Ending
Class           Rate       Balance        Accrual     Payment (1)  Payment      Distribution  Losses  Balance       CUSIP
Merit 3 Class A  5.985900% $85,383,351.11 $425,913.50 $455,748.13 $4,650,555.59 $5,106,303.72 $0.00  $80,732,795.52 589962AG4
Merit 3 Class B 15.000000% $13,585,736.00 $169,821.70 $169,821.70         $0.00   $169,821.70 $0.00  $13,585,736.00 589962AH2

                           $98,969,087.11 $595,735.20 $625,569.83 $4,650,555.59 $5,276,125.42 $0.00  $94,318,531.52

Class              Priority    Principal Type   Interest Type
Merit 3 Class A    Senior      Sequential       Floater
Merit 3 Class B    Senior      Sequential       Floater

(1) Adjustment of $29,834.63 for miscalculation of May 28th 1996 interest payment on Class A